Exhibit 10.40

SECOND AMENDMENT TO CERTAIN
OPERATIVE AGREEMENTS AND CONSENT

THIS SECOND AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS AND CONSENT dated as of April 27, 2001, (this "Amendment") is by and among the parties to the Participation Agreement (hereinafter defined) from time to time as the lessees and as the construction agents (subject to the definition of Lessee and Construction Agent in Appendix A to the Participation Agreement, individually a "Lessee" or a "Construction Agent" and collectively the "Lessees" or the "Construction Agents"); PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation, as the guarantor ("Guarantor"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 2000-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the PFG Real Estate Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); and FIRST UNION NATIONAL BANK, a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Appendix A to the Participation Agreement.

W I T N E S S E T H:

WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of June 9, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement").

WHEREAS, pursuant to Section 28.1 of the Lease, the Credit Parties have requested the consent of the Financing Parties to the amendment set forth in the Fifth Amendment to Credit Agreement dated as of April 27, 2001 (the "Fifth Amendment to the Lessee Credit Agreement") among the Guarantor, the lenders parties thereto and First Union National Bank, as administrative agent, with respect to the Incorporated Representations and Warranties and the Incorporated Covenants and an amendment of the term "Debt" set forth in Appendix A to the Participation Agreement consistent with the amendments set forth in the Fifth Amendment to the Lessee Credit Agreement.

WHEREAS, the Financing Parties are willing to grant the consents described herein and to amend the Participation Agreement on the terms and conditions set forth in this Amendment.

A G R E E M E N T

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

PART I
AMENDMENTS TO THE
PARTICIPATION AGREEMENT

1. Appendix A to the Participation Agreement is hereby amended to add or modify the following defined term as follows:

"Debt" means, with respect to the Guarantor and its Subsidiaries at any date and without duplication, the sum of the following calculated on a Consolidated basis in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments of the Guarantor or any Subsidiary thereof, (b) all obligations to pay the deferred purchase price of property or services of the Guarantor or any Subsidiary thereof, including without limitation all obligations under non-competition agreements but excluding (i) trade payables and Trade L/C's arising in the ordinary course of business and (ii) all amounts payable under any earn-out agreement unless any such earn-out payment is payable in cash and has been deemed earned and required to be included on the financial statements of the Guarantor or any Subsidiary thereof in accordance with GAAP, (c) all obligations of the Guarantor or any Subsidiary thereof as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of the Guarantor or any Subsidiary thereof, (e) all Guaranty Obligations of the Guarantor or any Subsidiary thereof (excluding any Guaranty Obligations on account of trade payables and Trade L/C's arising in the ordinary course of business), (f) all obligations, contingent or otherwise, of the Guarantor or any Subsidiary thereof relative to the face amount of letters of credit, whether or not drawn, including without limitation any Reimbursement Obligation, and banker's acceptances issued for the account of the Guarantor or any Subsidiary thereof (excluding Trade L/C's), (g) all obligations of the Guarantor or any Subsidiary thereof to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of the Guarantor or any Subsidiary thereof, (h) all obligations incurred by the Guarantor or any Subsidiary thereof pursuant to Hedging Agreements, and (i) although the parties acknowledge that asset securitization facilities that comply with Section 10.6(e) of the Lessee Credit Agreement may not constitute indebtedness of the Guarantor under GAAP, nevertheless, solely for purposes of determining compliance with the terms of the Operative Agreements (including without limitation the Incorporated Covenants), all asset securitization facilities, including the Receivables Purchase Facility (as such term is defined in the Lessee Credit Agreement), shall be treated as Debt.

"Trade L/C's" means, collectively, the trade letters of credit issued and outstanding from time to time to support the obligations of the Guarantor or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business of the Guarantor or such Subsidiary.

PART II
CONSENT

The Financing Parties hereby consent, pursuant to Section 28.1 of the Lease Agreement, to the Fifth Amendment to the Lessee Credit Agreement and to the matters set forth therein so that the amendment and consents set forth therein shall be effective with respect to the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms.

PART III
MISCELLANEOUS

1. This Amendment shall be effective upon satisfaction of the following conditions:

(a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Agent; and

(b) receipt by the Agent of an officer's certificate and/or a secretary's certificate of each Credit Party (in form and in substance reasonably satisfactory to the Agent) certifying that a resolution has been adopted by such Credit Party's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of such Credit Party set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of such Credit Party executing this Amendment.

2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect.

3. The Credit Parties agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

5. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

PERFORMANCE FOOD GROUP COMPANY, as a Construction Agent and as a Lessee

By:
Name:
Title:

CARROLL COUNTY FOODS, INC. (as successor to CCF Acquisition, Inc.), as a Construction Agent and as a Lessee

By:
Name:
Title:

HALE BROTHERS SUMMIT, INC., as a Construction Agent and as a Lessee

By:
Name:
Title:

VIRGINIA FOODSERVICE GROUP, INC., as a Construction Agent and as a Lessee

By:
Name:
Title:

[signature pages continued]

PERFORMANCE FOOD GROUP COMPANY, as the Guarantor

By:
Name:
Title:

[signature pages continued]

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), not individually, except as expressly stated herein, but solely as the Owner Trustee under the PFG Real Estate Trust 2000-1

By:
Name:
Title:

[signature pages continued]

FIRST UNION NATIONAL BANK, as a Lender, as a Holder and as the Agent

By:
Name:
Title:

[signature pages continued]

BANK ONE, NA, as a Lender
(Main Office Chicago)

By:
Name:
Title:
[signature pages continued]

SUNTRUST BANK, as a Lender and as a Holder

By:
Name:
Title:

[signature pages end]